UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 6, 2012 (November 1, 2012)

PERICOM SEMICONDUCTOR CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

California	0-27026	77-0254621
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3545 North First Street

San Jose, California 95134

(Address of principal executive offices) (Zip Code)

(408) 435-0800

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On November 1, 2012, the Board of Directors of Pericom Semiconductor Corporation (the “Company”) approved an Amended and Restated Change of Control Agreement (the “Amended and Restated Change of Control Agreement”), to be entered into by and between the Company and each of the executive officers of the Company and certain other officers to be selected by the Chief Executive Officer (collectively, the "Executing Officers"). The Amended and Restated Change of Control Agreement was amended and restated primarily to align the commercial terms of the benefits payable pursuant to such Amended and Restated Change of Control Agreement with current market practices, including those of the Company's peers.

The principal revisions contained in the Amended and Restated Change of Control Agreement consist of, with respect to Executing Officers who are terminated following a change in control of the Company under conditions specified in the Amended and Restated Change of Control Agreement (a "Qualifying Termination"):

•	extending the period for which medical and dental benefits coverage will provided to the Executive Officers following such Qualifying Termination from 12 to 18 months;
•	eliminating the noncompetition and nonsolicitation provisions applicable to such Executing Officers in order to comply with applicable employment law prohibiting such restrictive covenants;
•	eliminating the continuation of the life insurance benefits that were provided under the prior change in control agreement to the Executive Officers during the severance period; and
•	other revisions relating to payment timing to ensure that all such provisions comply with Section 409A of the Internal Revenue Code of 1986, as amended.

Additionally, the Amended and Restated Change of Control Agreement to be entered into with the Chief Executive Officer has been revised to provide that, following a Qualifying Termination, the Chief Executive Officer will be entitled to receive an amount equal to two times the Chief Executive Officer's annualized base salary as in effect on the date of the Qualifying Termination. Each other Executing Officer will continue to be entitled to receive an amount equal to such officer's annualized base salary following a Qualifying Termination.

The foregoing is only a summary of the principal amendments to the Amended and Restated Change of Control Agreement and is subject to, and qualified in its entirety by, the full text of the Amended and Restated Change of Control Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Amended and Restated Change of Control Agreement

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2012

PERICOM SEMICONDUCTOR CORPORATION

By:	/s/ Alex Hui
Alex Hui Chief Executive Officer

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